UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2017

LEGACY EDUCATION ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55790	39-2079974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1612 Cape Coral Parkway East, Cape Coral, Florida	33904
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 542-0643

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Anthony C. Humpage Employment Agreement

On September 1, 2017, Legacy Education Alliance, Inc., (the “Company”) entered into an employment agreement (the “Employment Agreement”) with Anthony C. Humpage, its Chief Executive Officer, for no specific term. The Employment Agreement provides Mr. Humpage with the following compensation and benefits:

●	Annual base salary of no less than $375,000, subject to periodic review and adjustment by the Board of Directors of the Company (the “Board”) or the Compensation Committee of the Board;

●	Participation in any annual or long-term bonus or incentive plans maintained by the Company for its senior executives;

●	Participation in any stock option, stock ownership, stock incentive or other equity-based compensation plans maintained by the Company for its senior executives; and

●	Participation in all compensation or employee benefit plans or programs, and all benefits or perquisites, for which any member of the Company's senior management is eligible under any existing or future Company plan or program;

●	Reimbursement of certain specified expenses.

The Employment Agreement further provides that if the Board determines that Mr. Humpage has engaged in gross negligence or willful misconduct in a manner that caused or contributed to the need for a material restatement of the Company's financial results, and if the performance-based compensation paid under the Employment Agreement would have been lower if based on such restated results, then the Board and the Company may seek recoupment from Mr. Humpage of any portion of such performance-based compensation deemed appropriate.

Mr. Humpage’s employment may be terminated by either party at any time.  If Mr. Humpage’s employment is terminated (i) other than for cause or (ii) upon Mr. Humpage’s death, permanent disability, or voluntary resignation, Mr. Humpage will be entitled to receive (i) any unearned and unpaid base salary and annual incentive compensation that has accrued but is paid as of the date of termination, (ii) a pro rata portion of any annual incentive compensation that Mr. Humpage would have been entitled to receive and, (iii) a separation benefit in an amount equal to twenty-six (26) weeks of base salary payable in biweekly installments. If Mr. Humpage’s employment is terminated other than for cause or his voluntary resignation within 18 months of a “change in control” event, he will be entitled to receive (i) any unearned and unpaid base salary and annual incentive compensation that has accrued but is paid as of the date of termination, (ii) a pro rata portion of any annual incentive compensation that Mr. Humpage would have been entitled to receive and, (iii) a separation benefit in an amount equal to two years of base salary payable in lump sum. If Mr. Humpage’s employment is terminated other than for cause or his voluntary resignation within 12 months after demand for such termination by Rich Dad Operating Co., LLC or any entity affiliated with Robert or Kim Kiyosaki, he will be entitled to receive (i) any unearned and unpaid base salary and annual incentive compensation that has accrued but is paid as of the date of termination, (ii) a pro rata portion of any annual incentive compensation that Mr. Humpage would have been entitled to receive and, (iii) a separation benefit in an amount equal to two years of base salary payable as follows: twenty-six (26) weeks of base salary payable in lump sum, and the remainder payable in bi-weekly installments. Mr. Humpage’s entitlement to receive any separation benefit described in this paragraph is conditioned on Mr. Humpage executing a general release satisfactory to the Company.

Under the terms of the Employment Agreement, Mr. Humpage will be subject to certain confidentiality, non-solicitation, and other restrictive covenants described in the Agreement.

2

Christian Baeza Employment Agreement

On September 1, 2017, Legacy Education Alliance, Inc., (the “Company”) entered into an employment agreement (the “Employment Agreement”) with Christian Baeza, its Chief Financial Officer, for no specific term. The Employment Agreement provides Mr. Baeza with the following compensation and benefits:

●	Annual base salary of no less than $200,000, subject to periodic review and adjustment by the Board of Directors of the Company (the “Board”) or the Compensation Committee of the Board;

●	Participation in any annual or long-term bonus or incentive plans maintained by the Company for its senior executives;

●	Participation in any stock option, stock ownership, stock incentive or other equity-based compensation plans maintained by the Company for its senior executives; and

●	Participation in all compensation or employee benefit plans or programs, and all benefits or perquisites, for which any member of the Company's senior management is eligible under any existing or future Company plan or program;

The Employment Agreement further provides that if the Board determines that Mr. Baeza has engaged in gross negligence or willful misconduct in a manner that caused or contributed to the need for a material restatement of the Company's financial results, and if the performance-based compensation paid under the Employment Agreement would have been lower if based on such restated results, then the Board and the Company may seek recoupment from Mr. Baeza of any portion of such performance-based compensation deemed appropriate.

Mr. Baeza’s employment may be terminated by either party at any time.  If Mr. Baeza’s employment is terminated (i) other than for cause or (ii) upon Mr. Baeza’s death, permanent disability, or voluntary resignation, Mr. Baeza will be entitled to receive (i) any unearned and unpaid base salary and annual incentive compensation that has accrued but is paid as of the date of termination, (ii) a pro rata portion of any annual incentive compensation that Mr. Baeza would have been entitled to receive and, (iii) a separation benefit in an amount equal to twenty-six (26) weeks of base salary payable in biweekly installments. If Mr. Baeza’s employment is terminated other than for cause or his voluntary resignation within 18 months of a “change in control” event, he will be entitled to receive (i) any unearned and unpaid base salary and annual incentive compensation that has accrued but is paid as of the date of termination, (ii) a separation benefit in an amount equal to one year of base salary payable in lump sum. Mr. Baeza’s entitlement to receive any separation benefit described in this paragraph is conditioned on Mr. Baeza executing a general release satisfactory to the Company.

Under the terms of the Employment Agreement, Mr. Baeza will be subject to certain confidentiality, non-solicitation, and other restrictive covenants described in the Agreement.

James E. May Employment Agreement

On September 1, 2017, Legacy Education Alliance, Inc., (the “Company”) entered into an employment agreement (the “Employment Agreement”) with James E. May, its Executive Vice President and General Counsel, for no specific term. The Employment Agreement provides Mr. May with the following compensation and benefits:

●	Annual base salary of no less than $260,000, subject to periodic review and adjustment by the Board of Directors of the Company (the “Board”) or the Compensation Committee of the Board;

●	Participation in any annual or long-term bonus or incentive plans maintained by the Company for its senior executives;

●	Participation in any stock option, stock ownership, stock incentive or other equity-based compensation plans maintained by the Company for its senior executives; and

●	Participation in all compensation or employee benefit plans or programs, and all benefits or perquisites, for which any member of the Company's senior management is eligible under any existing or future Company plan or program;

3

The Employment Agreement further provides that if the Board determines that Mr. May has engaged in gross negligence or willful misconduct in a manner that caused or contributed to the need for a material restatement of the Company's financial results, and if the performance-based compensation paid under the Employment Agreement would have been lower if based on such restated results, then the Board and the Company may seek recoupment from Mr. May of any portion of such performance-based compensation deemed appropriate.

Mr. May’s employment may be terminated by either party at any time.  If Mr. May’s employment is terminated (i) other than for cause or (ii) upon Mr. May’s death, permanent disability, or voluntary resignation, Mr. May will be entitled to receive (i) any unearned and unpaid base salary and annual incentive compensation that has accrued but is paid as of the date of termination, (ii) a pro rata portion of any annual incentive compensation that Mr. May would have been entitled to receive and, (iii) a separation benefit in an amount equal to twenty-six (26) weeks of base salary payable in biweekly installments. If Mr. May’s employment is terminated other than for cause or his voluntary resignation within 18 months of a “change in control” event, he will be entitled to receive (i) any unearned and unpaid base salary and annual incentive compensation that has accrued but is paid as of the date of termination, (ii) a separation benefit in an amount equal to one year of base salary payable in lump sum. Mr. May’s entitlement to receive any separation benefit described in this paragraph is conditioned on Mr. May executing a general release satisfactory to the Company.

Under the terms of the Employment Agreement, Mr. May will be subject to certain confidentiality, non-solicitation, and other restrictive covenants described in the Agreement.

The preceding description of the Employment Agreements is a summary of their material terms, does not purport to be complete, and is qualified in its entirety by reference to the Employment Agreements, copies of which are being filed as Exhibits 10.1, 10.2, and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

10.1	Employment Agreement dated September 1, 2017 by and between Legacy Education Alliance, Inc. and Anthony C. Humpage
10.2	Employment Agreement dated September 1, 2017 by and between Legacy Education Alliance, Inc. and Christian Baeza
10.3	Employment Agreement dated September 1, 2017 by and between Legacy Education Alliance, Inc. and James E. May

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY EDUCATION ALLIANCE, INC.
Date: September 6, 2017

	By:	/s/ Anthony C. Humpage
Name: Anthony C. Humpage
Title: Chief Executive Officer

5